UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim U.S. Government Mortgage Securities Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
The Maxim U.S. Government Mortgage Securities Portfolio was overweight Agency mortgage-backed securities (“MBS”) coming into 2009.  As MBS spreads widened along with credit based product in 2008, a strategic decision was made to overweight the Agency pass-through position at distressed prices.   The overweight was increased more when the Federal Reserve Board announced an Agency MBS purchase program to be implemented early in 2009; limited supply and a big purchase program from the Fed equated to a good total return opportunity.  Tighter spreads were the theme as the Fed became the dominant buyer of this asset class, which already had good supply / demand technicals.  In 2009, the Fed purchased $1.1 trillion of MBS securities and continues to hold them on their balance sheet.  Though the flight to quality trade was a positive contributor to Agency MBS performance in 2008, and for the first part of 2009, the Fed purchase program was the primary driver of significantly narrower spreads and price performance throughout the entire year.

The Portfolio implemented an out of benchmark allocation to corporate credit, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), underweighting U.S. Treasuries and Agency debt as an offset.  These sectors outperformed all other asset classes in 2009, and generated excess returns relative to the Morningstar peer group and benchmark, while Treasury and Agency debt returns were negative.  In 2009, the Portfolio outperformed the Morningstar peer group by 1.26% (126 basis points) and the benchmark by 0.08% (8 basis points).

Though the deep recession in the housing market has likely ended, home price weakness persists.  Nationally, home prices dropped in excess of 32% from peak to trough.  Year-over-year, to the end of November 2009, home prices are down about 5% (based on the Case Shiller 20-City Composite Index).   Over 25% of home mortgages are underwater: the homeowner owes more than the home is worth.   Loan performance has deteriorated over the past two years as reflected in delinquency and foreclosure data.   Government programs in the form of loan modifications and other plans intended to keep people in their homes and tax credits for ‘new’ homebuyers were enacted in an effort to support inventory reduction and stabilize prices.  Long term, these programs should eventually facilitate a housing market recovery, however, in 2010, the housing market remains a concern.  An additional three million home foreclosures are expected to hit the market this year – a negative for inventories and prices, as well as mortgage loan performance.

With the U.S. economy having transitioned to the recovery phase of the business cycle in 2009, interest rates are expected to rise in 2010.  However, based on the expectations for very modest growth, persistent high unemployment and, consequently, subdued consumer demand, interest rates are more likely to trade in a range, with a slight upward bias.  The Portfolio strategy implemented for most of 2009 then should also support solid relative performance in 2010.  Portfolio cash flows will target short – intermediate term U.S. corporate debt and short CMBS.  The Federal Reserve’s MBS buy program will conclude at the end of the first quarter 2010.   While spreads are expected to widen somewhat, supply / demand technicals remain favorable and any spread widening should be fairly modest.  Better return potential, though, is likely to come from the non-government sectors, specifically CMBS and corporate bonds.  Agency MBS allocations, as a result, will be managed to the minimum policy requirement of 80%.

Government programs for loan modification and refinance that were implemented in 2009 are ongoing.  While the impact to date has been subdued in terms of loan performance and prepayment speeds, uncertainty around the programs and how to best model assumptions remains an issue.   Buying seasoned, specified pools, avoiding 2006 – 2008 origination years, and/or buying TBA and dollar rolling are strategies intended to partially mitigate the impact that loan modifications could have on performance.

Current coupon 30-year mortgage-backed specified pools should continue to perform very well and remain a core strategic holding in the Portfolio.  These assets are expected to provide ongoing stability, liquidity and performance in 2010.  Seasoning of mortgage loans is a critical characteristic as these loans have some equity remaining, and are less likely to be impacted significantly by government housing programs.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	Barclays Capital Aggregate Bond Index
	10,000.00	10,000.00
2000	11,071.00	11,163.00
2001	11,860.36	12,105.16
2002	13,026.24	13,347.15
2003	13,354.50	13,894.38
2004	13,813.89	14,497.26
2005	14,113.65	14,849.39
2006	14,731.83	15,492.37
2007	15,689.40	16,572.19
2008	16,702.94	17,440.57
2009	17,705.11	18,474.80

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Ten Years
6.01%	5.09%	5.88%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Maturity Date as of December 31, 2009

Maturity	% of Portfolio Investments
1-3 Years	2.18%
3-5 Years	4.09%
5-10 Years	6.63%
10-20 Years	10.11%
20-30 Years	73.72%
Over 30 Years	3.26%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,036.47	$ 3.08

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.18	$ 3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

 Financial Reports for the Year Ended December 31, 2009

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim U.S. Government Mortgage Securities Portfolio (formerly U.S. Government Securities Portfolio), one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $2,123,444 of securities on loan) (1)	$394,188,284
Cash	3,632,406
Interest receivable	2,045,727
Subscriptions receivable	706,265

Total assets	400,572,682

LIABILITIES:
Due to investment adviser	203,453
Payable upon return of securities loaned	2,167,500
Redemptions payable	5,511,173

Total liabilities	7,882,126

NET ASSETS	$392,690,556

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$3,233,800
Additional paid-in capital	379,375,754
Net unrealized appreciation on investments	9,157,670
Accumulated net realized gain on investments	923,332

NET ASSETS	$392,690,556

NET ASSET VALUE PER OUTSTANDING SHARE	$12.14
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	105,000,000
Outstanding	32,337,999

(1) Cost of investments in securities	$385,030,614

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$18,724,831
Income from securities lending	2,174

Total income	18,727,005

EXPENSES:
Management fees	2,339,516

NET INVESTMENT INCOME	16,387,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,923,845
Change in net unrealized appreciation on investments	1,602,217

Net realized and unrealized gain on investments	6,526,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,913,551

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$16,387,489	$17,568,553
Net realized gain on investments	4,923,845	1,416,929
Change in net unrealized appreciation on investments	1,602,217	4,142,448

Net increase in net assets resulting from operations	22,913,551	23,127,930

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,062,376)	(17,216,913)
From net realized gains	(3,204,686)

Total distributions	(19,267,062)	(17,216,913)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	215,648,682	236,929,716
Reinvestment of distributions	19,267,062	17,216,913
Redemptions of shares	(220,685,786)	(262,789,764)

Net increase (decrease) in net assets resulting from share transactions	14,229,958	(8,643,135)

Total increase (decrease) in net assets	17,876,447	(2,732,118)

NET ASSETS:
Beginning of period	374,814,109	377,546,227

End of period	$392,690,556	$374,814,109

OTHER INFORMATION:

SHARES:
Sold	17,637,261	19,941,844
Issued in reinvestment of distributions	1,586,757	1,453,913
Redeemed	(18,051,917)	(22,183,875)

Net increase (decrease)	1,172,101	(788,118)

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.03	$11.82	$11.62	$11.64	$11.88

Income from Investment Operations

Net investment income	0.50	0.54	0.54	0.52	0.49
Net realized and unrealized gain (loss)	0.21	0.21	0.20	(0.02)	(0.24)

Total Income From Investment Operations	0.71	0.75	0.74	0.50	0.25

Less Distributions

From net investment income	(0.50)	(0.54)	(0.54)	(0.52)	(0.49)
From net realized gains	(0.10)

Total Distributions	(0.60)	(0.54)	(0.54)	(0.52)	(0.49)

Net Asset Value, End of Period	$12.14	$12.03	$11.82	$11.62	$11.64

Total Return ±	6.01%	6.46%	6.50%	4.38%	2.17%

Net Assets, End of Period ($000)	$392,691	$374,814	$377,546	$310,303	$247,119

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to
Average Net Assets	4.20%	4.53%	4.77%	4.56%	4.20%

Portfolio Turnover Rate	54.24%	29.90%	75.00%	46.58%	46.40%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of fifty-four portfolios.  Interests in the Maxim U.S. Government Mortgage Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  Effective May 1, 2009, the Maxim U.S. Government Securities Portfolio’s name changed to Maxim U.S. Government Mortgage Securities Portfolio. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For fixed income securities, factors used in the determination of fair value may include, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing.  Model processes such as Option Adjusted Spread models are used to develop prepayment and interest rate scenarios.  Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1	Level 2	Level 3	Total
Assets
Bonds^	$-	$392,020,784	$-	$392,020,784
Short-term investments	2,167,500	-	-	2,167,500
Total	$2,167,500	$392,020,784	$0	$394,188,284

^See Schedule of Investments for values in each industry.

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.  Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2009 were $3,650,589, $3,045,409 and 0.78%, respectively.

Dividends

Dividends from net investment income of the Portfolio are declared and paid quarterly.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Financing Transactions

To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price.  Proceeds of the sale are reinvested in other securities and may enhance the Portfolio’s current yield and total return.  The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income.  During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement.  If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio’s right to repurchase the security may be restricted.  The Portfolio did not hold mortgage dollar rolls as of December 31, 2009.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases of investment securities and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $12,703,031 and $5,130,334, respectively.  For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $474,206,420 and $204,592,769, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $384,204,211.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $12,495,643 and gross depreciation of securities in which there was an excess of tax cost over value of $2,511,570 resulting in net appreciation of $9,984,073.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $2,123,444 and received collateral of $2,167,500 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.         DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$15,921,768	$17,216,913
Long-term capital gain	3,345,294	-
	$19,267,062	$17,216,913

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	96,929
Net accumulated earnings	96,929

Net unrealized appreciation on investments	9,984,073
Capital loss carryforwards	-
Post-October losses	-
Tax composition of capital	$10,081,002

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $325,113 from undistributed net investment income to accumulated net realized gain on investments.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

For the year ended December 31, 2009, the Portfolio utilized $1,821,645 of capital loss carryforwards.

7.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

BONDS

Par Value ($)		Value ($)

Agency --- 1.95%
1,600,000	Federal Home Loan Bank	1,777,458
	5.25% June 18, 2014
2,500,000	Federal Home Loan Bank	2,693,700
	4.63% October 10, 2012
2,000,000	Federal Home Loan Bank †	2,115,164
	3.88% June 14, 2013
1,000,000	Federal Home Loan Bank	1,072,919
	4.50% November 15, 2012
		$7,659,241

Agency - Pass Through --- 75.99%
1,164,169	Fannie Mae	1,274,818
	6.50% December 1, 2031
2,521,307	Fannie Mae	2,754,056
	6.50% January 1, 2032
1,120,981	Fannie Mae	1,225,784
	6.50% February 1, 2032
244,989	Fannie Mae	274,181
	7.00% January 1, 2032
23,674	Fannie Mae	27,268
	8.50% August 1, 2024
91,049	Fannie Mae	98,416
	6.50% July 1, 2014
3,038	Fannie Mae	3,494
	9.50% March 1, 2020
3,395,156	Fannie Mae	3,566,328
	5.50% January 1, 2036
983,177	Fannie Mae	1,069,285
	6.50% February 1, 2017
720,516	Fannie Mae	763,259
	6.00% February 1, 2033
269,798	Fannie Mae	284,411
	5.00% June 1, 2018
1,763,311	Fannie Mae	1,853,314
	5.50% September 1, 2033
859,740	Fannie Mae	885,846
	5.00% November 1, 2033
1,200,679	Fannie Mae	1,297,076
	6.00% March 1, 2033
696,873	Fannie Mae	749,471
	6.00% March 1, 2017
2,239,262	Fannie Mae	2,392,048
	5.50% April 1, 2018
2,991,166	Fannie Mae	3,163,350
	5.00% May 1, 2018
129,682	Fannie Mae	147,567
	9.50% September 1, 2020
104,207	Fannie Mae	119,867
	8.50% November 1, 2026
1,962,871	Fannie Mae	2,082,177
	6.00% May 1, 2037
28,835	Fannie Mae	32,240
	8.50% August 1, 2021
221,905	Fannie Mae	248,456
	7.00% February 1, 2031
516,835	Fannie Mae	575,025
	7.00% December 1, 2031
4,333,092	Fannie Mae	4,554,260
	5.50% July 1, 2033
3,653,912	Fannie Mae	3,853,157
	5.00% August 1, 2018
1,294,078	Fannie Mae	1,374,553
	6.00% February 1, 2036
5,875,987	Fannie Mae	6,054,409
	5.00% September 1, 2033
985,416	Fannie Mae	1,035,714
	5.50% December 1, 2033
163,799	Fannie Mae	174,415
	5.50% January 1, 2018
5,987,907	Fannie Mae	6,293,540
	5.50% February 1, 2035
2,108,174	Fannie Mae	2,215,779
	5.50% December 1, 2034
3,032,308	Fannie Mae	3,226,566
	6.00% January 1, 2036
1,405,038	Fannie Mae	1,476,753
	5.50% March 1, 2034
3,903,025	Fannie Mae	4,102,242
	5.50% October 1, 2034
3,571,222	Fannie Mae	3,742,343
	5.50% March 1, 2038
10,921,927	Fannie Mae	10,912,826
	4.50% March 1, 2039
2,181,563	Fannie Mae	2,282,266
	5.00% June 1, 2023
1,897,828	Fannie Mae	1,985,433
	5.00% May 1, 2023
1,899,840	Fannie Mae	1,957,528
	5.00% July 1, 2037
786,169	Fannie Mae	825,805
	5.50% March 1, 2036
3,421,281	Fannie Mae	3,418,772
	4.50% February 1, 2039
1,947,129	Fannie Mae	2,045,297
	5.50% January 1, 2037
2,418,732	Fannie Mae ‡	2,493,115
	4.26% September 1, 2039
1,927,497	Fannie Mae	2,019,555
	5.50% August 1, 2039
3,293,967	Fannie Mae ‡	3,387,768
	3.87% August 1, 2039
308,277	Fannie Mae	344,980
	7.00% September 1, 2031
1,000,000	Fannie Mae ‡	1,015,836
	3.64% December 1, 2039
1,457,781	Fannie Mae	1,456,566
	4.50% April 1, 2039
4,700,797	Fannie Mae	4,829,315
	5.00% February 1, 2039
2,858,576	Fannie Mae ‡	2,954,120
	3.95% September 1, 2039
5,197,052	Fannie Mae	5,192,721
	4.50% August 1, 2039
1,190,368	Fannie Mae ‡	1,257,936
	5.66% October 1, 2036
3,382,966	Fannie Mae	3,547,710
	5.50% June 1, 2036
3,579,943	Fannie Mae	3,685,290
	5.00% April 1, 2034
2,234,179	Fannie Mae	2,369,336
	5.50% November 1, 2033
3,787,659	Fannie Mae	4,030,305
	6.00% December 1, 2035
1,965,887	Fannie Mae	2,065,001
	5.50% May 1, 2035
6,531,875	Fannie Mae	6,861,191
	5.50% April 1, 2036
1,346,820	Fannie Mae	1,433,101
	6.00% March 1, 2036
436,340	Fannie Mae	458,611
	5.50% April 1, 2034
3,252,859	Fannie Mae	3,416,858
	5.50% May 1, 2036
1,675,682	Fannie Mae	1,757,284
	5.50% February 1, 2036
2,186,954	Fannie Mae	2,253,360
	5.00% September 1, 2035
1,143,901	Fannie Mae	1,215,038
	6.00% December 1, 2036
516,974	Fannie Mae	531,541
	5.00% August 1, 2035
1,987,094	Fannie Mae	2,088,518
	5.50% January 1, 2035
1,098,352	Fannie Mae	1,153,727
	5.50% November 1, 2035
2,593,132	Fannie Mae	2,666,199
	5.00% October 1, 2035
1,325,319	Freddie Mac	1,402,655
	5.50% August 1, 2023
7,221,127	Freddie Mac	7,429,555
	4.50% May 1, 2024
946,975	Freddie Mac	1,005,099
	5.50% April 1, 2022
777,077	Freddie Mac	825,401
	6.00% May 1, 2038
2,821,707	Freddie Mac	2,896,646
	5.00% June 1, 2038
2,187,633	Freddie Mac	2,301,345
	5.50% October 1, 2034
722,662	Freddie Mac	757,814
	5.50% May 1, 2038
3,783,790	Freddie Mac	4,015,925
	6.00% June 1, 2038
4,071,220	Freddie Mac	4,334,577
	6.00% January 1, 2036
2,612,039	Freddie Mac	2,683,598
	5.00% August 1, 2035
1,040,365	Freddie Mac	1,093,792
	5.50% September 1, 2035
1,800,931	Freddie Mac	1,914,615
	6.00% August 1, 2037
394,709	Freddie Mac	436,212
	7.00% September 1, 2032
356,856	Freddie Mac	402,538
	7.50% March 1, 2032
53,831	Freddie Mac	62,066
	9.50% April 1, 2025
103,869	Freddie Mac	120,251
	11.00% August 1, 2020
66,205	Freddie Mac	76,646
	11.00% July 1, 2020
331,483	Freddie Mac	354,795
	5.50% March 1, 2017
3,674,981	Freddie Mac	3,906,964
	6.00% November 1, 2036
7,616,242	Freddie Mac	7,824,895
	5.00% September 1, 2035
1,726,655	Freddie Mac	1,856,704
	6.00% July 1, 2036
6,607,289	Freddie Mac	6,788,301
	5.00% December 1, 2035
3,819,024	Freddie Mac	4,066,068
	6.00% March 1, 2036
3,958,125	Freddie Mac	4,062,851
	5.00% May 1, 2039
1,986,251	Freddie Mac	1,983,355
	4.50% September 1, 2039
1,497,099	Freddie Mac	1,494,915
	4.50% November 1, 2039
7,555,814	Freddie Mac	7,544,796
	4.50% April 1, 2039
1,293,044	Freddie Mac	1,360,659
	5.50% June 1, 2033
2,430,470	Freddie Mac	2,426,926
	4.50% March 1, 2039
3,794,683	Freddie Mac	3,993,114
	5.50% August 1, 2033
9,311	Freddie Mac	10,050
	9.50% September 1, 2020
24,515	Freddie Mac	28,304
	11.00% June 1, 2020
33,957	Freddie Mac	39,077
	9.50% June 1, 2020
1,511,892	Freddie Mac	1,590,951
	5.50% September 1, 2033
51,061	Freddie Mac	58,670
	9.00% December 1, 2014
1,946,356	Freddie Mac	2,048,135
	5.50% May 1, 2033
2,217,782	Freddie Mac	2,281,795
	4.50% March 1, 2024
9,043,656	Freddie Mac	9,304,689
	4.50% April 1, 2024
1,353,317	Freddie Mac	1,432,286
	5.50% September 1, 2023
1,855,720	Freddie Mac	1,905,005
	5.00% February 1, 2039
3,952,867	Freddie Mac	4,057,453
	5.00% April 1, 2039
1,241,965	Freddie Mac ‡	1,313,753
	5.76% March 1, 2037
656,040	Freddie Mac ‡	695,095
	5.59% June 1, 2037
761,381	Freddie Mac	801,195
	5.50% January 1, 2034
2,468,807	Freddie Mac ‡	2,608,616
	5.48% March 1, 2037
2,500,000	Freddie Mac	2,519,022
	4.00% December 1, 2024
1,194,155	Freddie Mac ‡	1,265,126
	6.03% October 1, 2036
4,734,724	Ginnie Mae	4,878,078
	5.00% April 15, 2039
996,428	Ginnie Mae	1,026,596
	5.00% October 15, 2039
9,316,755	Ginnie Mae	9,598,840
	5.00% May 15, 2039
26,496	Ginnie Mae	28,115
	7.50% October 15, 2013
12,642	Ginnie Mae	14,315
	9.00% July 15, 2018
4,530,099	Ginnie Mae	4,694,155
	5.00% June 15, 2033
3,495,598	Ginnie Mae	3,504,126
	4.50% August 15, 2039
5,901	Ginnie Mae II	6,723
	9.50% May 20, 2022
1,273,936	Ginnie Mae II	1,317,642
	5.00% February 20, 2034
8,055	Ginnie Mae II	9,035
	7.50% December 20, 2028
2,401,496	Ginnie Mae II	2,566,685
	6.00% December 20, 2033
11,323	Ginnie Mae II	12,956
	8.00% November 20, 2023
16,615	Ginnie Mae II	18,635
	7.50% October 20, 2028
1,261,758	Ginnie Mae II	1,302,353
	5.00% December 20, 2035
853,907	Ginnie Mae II	896,237
	5.50% May 20, 2039
908,921	Ginnie Mae II	935,877
	5.00% February 20, 2039
1,337,804	Ginnie Mae II	1,384,669
	5.00% October 20, 2033
873,825	Ginnie Mae II	899,767
	5.00% June 20, 2039
945,800	Ginnie Mae II	994,899
	5.50% April 20, 2035
664,595	Ginnie Mae II	699,096
	5.50% February 20, 2035
1,280,784	Ginnie Mae II	1,348,588
	5.50% November 20, 2034
		$298,424,064

Agency Asset Backed --- 0.06%
259,195	Freddie Mac ‡	243,944
	Series T-34 Class A1V
	0.47% July 25, 2031
		$243,944

Agency Mortgage Backed --- 5.52%
2,204	Fannie Mae ‡	2,197
	Series 2004-W8 Class 1AF
	0.48% June 25, 2044
967,987	Fannie Mae	1,025,159
	Series 2004-W1 Class 1A7
	5.68% November 25, 2043
4,973,310	Freddie Mac ‡	4,913,199
	Series 3,342 Class FD
	0.57% July 15, 2037
826,292	Freddie Mac	875,115
	Series 2,974 Class VM
	5.00% May 15, 2016
3,372,871	US Department of Veterans Affairs	3,582,622
	Series 2003-1 Class G
	5.75% March 15, 2030
4,842,203	US Department of Veterans Affairs	5,035,891
	Series 2008-1 Class GD
	5.25% January 15, 2032
1,437,570	US Department of Veterans Affairs	1,527,418
	Series 2002-1 Class 1A
	6.00% October 15, 2031
1,371,049	US Department of Veterans Affairs ‡	1,449,884
	Series 1993-3 Class 1
	5.82% September 15, 2023
3,028,489	US Department of Veterans Affairs	3,281,178
	Series 1996-3 Class 1Z
	6.75% September 15, 2026
		$21,692,663

Banks --- 0.38%
1,475,000	State Street Bank & Trust Co	1,498,805
	5.30% January 15, 2016
		$1,498,805

Canadian - Federal --- 0.12%
500,000	Government of Canada	491,317
	2.38% September 10, 2014
		$491,317

Chemicals --- 0.14%
500,000	Potash Corp of Saskatchewan Inc	537,302
	5.25% May 15, 2014
		$537,302

Commercial Mortgage Backed --- 5.40%
1,393,463	Banc of America Commercial Mortgage Inc	1,393,294
	Series 2005-1 Class A3
	4.88% November 10, 2042
500,000	Bear Stearns Commercial Mortgage Securities Inc	500,342
	Series 2004-PWR5 Class A3
	4.57% July 11, 2042
2,000,000	GS Mortgage Securities Corp II	2,008,374
	Series 2005-GG4 Class AABA
	4.68% July 10, 2039
5,000,000	JP Morgan Chase Commercial Mortgage Securities Corp ‡	4,949,858
	Series 2005-LPD5 Class A4
	5.18% December 15, 2044
3,500,000	JP Morgan Chase Commercial Mortgage Securities Corp	3,518,380
	Series 2003-ML1A Class A2
	4.77% March 12, 2039
1,180,000	JP Morgan Chase Commercial Mortgage Securities Corp	1,215,879
	Series 2002-C3 Class A2
	4.99% July 12, 2035
1,000,000	Morgan Stanley Capital I ‡	1,018,855
	Series 2005-IQ10 Class AAB
	5.18% September 15, 2042
2,567,692	Salomon Brothers Mortgage Securities VII	2,652,306
	Series 2001-C1 Class A3
	6.43% December 18, 2035
4,000,000	Wachovia Bank Commercial Mortgage Trust	3,949,881
	Series 2004-C10 Class A4
	4.75% February 15, 2041
		$21,207,169

Electric Companies --- 0.23%
393,000	Pnpp II Funding Corp	461,971
	8.83% May 30, 2016
425,000	Westar Energy Inc	460,623
	6.00% July 1, 2014
		$922,594

Financial Services --- 0.78%
250,000	Bank of America Corp	283,679
	7.38% May 15, 2014
1,211,138	BGS CTL	1,165,028
	6.36% June 15, 2033
1,000,000	BlackRock Inc	1,075,223
	6.25% September 15, 2017
500,000	Citigroup Inc	523,453
	6.38% August 12, 2014
		$3,047,383

Foreign Banks --- 0.07%
250,000	Barclays Bank PLC	265,002
	5.20% July 10, 2014
		$265,002

Health Care Related --- 0.14%
500,000	Roche Holdings Inc §	534,918
	5.00% March 1, 2014
		$534,918

Insurance Related --- 0.30%
1,000,000	Farmers Insurance Exchange §	966,739
	8.63% May 1, 2024
210,000	First American Corp	201,792
	5.70% August 1, 2014
		$1,168,531

Investment Bank/Brokerage Firm --- 0.21%
500,000	Jefferies Group Inc	546,565
	8.50% July 15, 2019
250,000	Morgan Stanley	268,800
	6.00% May 13, 2014
		$815,365

Leisure & Entertainment --- 0.07%
250,000	Hasbro Inc	272,187
	6.13% May 15, 2014
		$272,187

Oil & Gas --- 0.50%
500,000	Gulfstream Natural Gas System LLC §	552,570
	6.95% June 1, 2016
250,000	Husky Energy Inc	272,513
	5.90% June 15, 2014
500,000	Marathon Oil Corp	553,082
	6.50% February 15, 2014
250,000	Smith International Inc	289,072
	8.63% March 15, 2014
250,000	Sunoco Logistics Partners Operations LP	278,134
	8.75% February 15, 2014
		$1,945,371

Other Asset-Backed --- 2.48%
1,500,000	ACE Securities Corp §	991,182
	Series 2007-D1 Class A2
	6.34% February 25, 2038
250,000	Citicorp Residential Mortgage Trust	233,597
	Series 2006-2 Class A4
	5.78% September 25, 2036
1,942,175	Citicorp Residential Mortgage Trust	1,791,219
	Series 2006-2 Class A6
	5.67% September 25, 2036
967,556	Citigroup Residential Mortgage Trust	795,526
	Series 2006-1 Class A6
	5.84% July 25, 2036
744,173	Countrywide Asset Backed Certificates	319,995
	Series 2006-S8 Class A6
	5.51% April 25, 2036
2,000,000	Discover Card Master Trust I	2,149,396
	Series 2007-A1 Class A1
	5.65% March 16, 2020
2,700,000	HSBC Home Equity Loan Trust	2,605,105
	Series 2007-2 Class A3F
	5.81% July 20, 2036
800,000	Residential Funding Mortgage Securities II Inc	580,750
	Series 2006-HI5 Class A3
	5.50% August 25, 2025
410,000	Residential Funding Mortgage Securities II Inc	283,097
	Series 2006-HI2 Class A3
	5.79% February 25, 2036
		$9,749,867

Pollution Control --- 0.07%
250,000	Waste Management Inc	277,033
	6.38% March 11, 2015
		$277,033

Real Estate --- 0.13%
500,000	ProLogis	522,859
	7.63% August 15, 2014
		$522,859

Supranationals --- 0.61%
3,000,000	International Bank for Reconstruction & Development **	2,384,217
	Zero Coupon
	4.83% February 15, 2016
		$2,384,217

U.S. Governments --- 4.05%
1,000,000	United States of America	989,140
	2.38% October 31, 2014
3,000,000	United States of America	2,885,640
	3.38% November 15, 2019
3,000,000	United States of America	2,888,202
	2.75% November 30, 2016
3,000,000	United States of America	3,172,266
	3.63% December 31, 2012
1,000,000	United States of America	1,083,438
	5.25% February 15, 2029
2,000,000	United States of America	2,200,624
	4.75% May 15, 2014
2,500,000	United States of America	2,672,655
	4.13% August 31, 2012
		$15,891,965

Whole Loan --- 0.63%
187,230	Cendant Mortgage Corp	187,162
	Series 2003-9 Class 1A6
	5.25% November 25, 2033
320,753	Chase Mortgage Finance Corp	318,150
	Series 2004-S2 Class 2A9
	5.00% February 25, 2034
585,922	Chase Mortgage Finance Corp	585,028
	Series 2002-S6 Class 2A1
	6.00% May 25, 2017
1,383,186	Master Asset Securitization Trust	1,378,647
	Series 2003-7 Class 4A33
	5.25% September 25, 2033
		$2,468,987

TOTAL BONDS --- 99.83%		$392,020,784
(Cost $382,863,114)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

2,167,500	BNP Paribas Securities Corp	2,167,500
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 0.55%		$2,167,500
(Cost $2,167,500)

OTHER ASSETS & LIABILITIES --- (0.38%)		$(1,497,728)

TOTAL NET ASSETS --- 100%		$392,690,556
(Cost $385,030,614)

Legend

†	A portion or all of the security is on loan at December 31, 2009.
‡	Represents the current interest rate for variable rate security.
§	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.
**
For zero coupon bond, the interest rate shown is the effective yield on date of purchase.

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                            CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                            EXHIBITS.

(a)                (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010